UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2018

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1505 Adams Drive, Suite D Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07.         Submission of Matters to a Vote to Security Holders

BioPharmX Corporation (the “Company”) held its Annual Meeting of Stockholders on August 14, 2018 (the “Annual Meeting”). As of the close of business on June 22, 2018, the record date for the Annual Meeting,  191,518,731 shares of common stock were outstanding and entitled to vote. Present at the Annual Meeting in person or by proxy were holders representing 146,492,807 shares of common stock, representing approximately 76% of the eligible votes, constituting a quorum.

Voting results were as follows:

Proposal 1:  Election of three directors, each to serve until his/her successor has been duly elected and qualified or until his or her earlier resignation or removal:

Director Names	For	Withheld	Broker Non-Votes
Anja Krammer	72,285,988	31,112,391	43,094,428
Michael Hubbard	70,662,522	32,735,857	43,094,428
Stephen Morlock	58,367,372	45,031,007	43,094,428

Proposal 2: To approve an amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of common stock from 450,000,000 shares to 900,000,000 shares:

For	Against	Abstain
85,128,850	59,854,148	1,509,809

Proposal 3: To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of the Company’s board of directors before August 14, 2019 without further approval or authorization of the Company’s stockholders. The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion:

For	Against	Abstain
99,745,029	45,434,962	1,312,816

Proposal 4: To approve the amendment of the Company’s 2016 Equity Incentive Plan such that the number of shares available for issuance thereunder will increase by 50,000,000 shares on a pre-split basis, and remove the limitation on the number of shares that can be issued in a calendar year to a plan participant:

For	Against	Abstain	Broker Non-Votes
57,100,231	41,424,238	4,873,910	43,094,428

Proposal 5:  The ratification of the appointment of BPM LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2019:

For	Against	Abstain
128,133,756	9,525,861	8,833,190

Proposal 6:  The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
63,691,795	34,814,594	4,891,990	43,094,428

As a result, Proposals 1, 3, 4, 5 and 6 passed.  Proposal 2 did not pass. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: August 17, 2018	By:	/s/ GREG KITCHENER
		Name:	Greg Kitchener
		Title:	Chief Financial Officer